Exhibit 99.01
March 2006 Nasdaq: VSTA

SAFE HARBOR STATEMENT Forward-Looking Statements Some of the statements contained in or used during this presentation, including those relating to the Company's strategy and other statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects", "anticipates," "intends," "plans," "believes," "estimates," "goal" and similar expressions, are forward-looking statements. These statements are not historical facts but instead represent only the Company's expectations, estimates and projections regarding future events. These statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict including the possible reduction in amounts paid to the Company by the Medicare and Medicaid programs, changes in healthcare regulation and payment methods, the Company's ability to close and effectively integrate the operations of acquired hospices, the Company's ability to develop new hospice locations in new markets or markets that it currently serves, the Company's ability to attract and retain key personnel and skilled employees, and its dependence on third party patient referrals. The Company's actual results and financial condition may differ, perhaps materially, from the anticipated results and financial condition in any such forward-looking statements, and accordingly, prospective investors are cautioned not to place undue reliance on such statements.

VISTACARE'S MISSION "The passionate pursuit of excellence in nurturing the physical, spiritual and emotional well-being of our patients and their families, while being responsible stewards of our human and financial resources." Provider of Choice Employer of Choice Investment of Choice

Successfully Addressing Issues Building Admissions & Census Growing Leapfrogs to Profitability Reducing Medicare Cap Exposure Sustaining High Quality Care Reestablishing Indianapolis and Terre Haute Increasing Shareholder Returns

PROVIDER OF CHOICE * As of 1Q06 14 states 58 program sites 5,131 patients* National market presence with regional density

AVERAGE DAILY CENSUS 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 1Q05 2Q05 3Q05 4Q05 1Q06 ADC 4125 4569 4916 5195 5144 5216 5316 5318 5358 5387 5440 5313 ___________________________ 1. Reflects impact of Indianapolis and Terre Haute decertification, but includes 58 un-reimbursed ADC. (1)

ADMISSION AND DISCHARGE TREND

1Q05 1Q06 Core Sites 3635 3759 Indiana / Utah 690 370 1Q05 1Q06 Core Sites 4577 4833 Indiana / Utah 741 480 CENSUS AND ADMISSIONS TRENDS Overall census impacted by specific issues: Indiana (-89 YoY) Utah (-172 YoY) Census growth at other sites reflects core strength of business (+5.6% YoY) New admissions at other sites in 1Q06 increased 3.4% year-over- year Average Daily Census Admissions 5,318 5,313 4,325 4,129

HISTORICAL PRODUCTIVITY BY TENURE

HISTORICAL PRODUCTIVITY BY TENURE - EXCLUDING INDIANAPOLIS, TERRE HAUTE, BLOOMINGTON & SEYMOUR VP of Sales & Marketing w/ (3) Regional VPs of Sales driving accountability and training, e.g., PSS (4) Regional GMs reduces scope and increases focus

EXECUTIVE DIRECTOR MONTHS OF SERVICE DISTRIBUTION 76% of EDs have been in their roles more than 6 mos. All EDs positions, except Indianapolis, now filled

BUILD-OUT & STRENGTHEN REGIONAL DENSITY 18 existing sites located in 14 major metro markets Execute New site development Develop IPU and continuous care model and expertise Expand Relationships Establish key alliances with regional medical centers Establish regional LTC preferred provider relationships Focused hospital marketing initiatives

BUILD-OUT REGIONAL DENSITY - GEORGIA Added four sites in Georgia in 2004-05 Coverage of 85% of state population Focused initiatives on managed care IPU on Emory campus

NEW SITE (LEAPFROG) STRATEGY Market 15 (14 Leapfrogs & 1 acquisition) new sites in FY '05 Underserved regional populations Broaden regional footprint Staffing Leverage resources Financial Cap exposure mitigation Cost per site = $500k 15 to 16 mos. payback

NEW SITE DEVELOPMENT Opened FY '04 Bloomington, IN Roswell, NM* Griffin, GA* Newnan, GA* FY '05 Development Logan, UT* Lawrenceville, GA Douglasville, GA Clovis, NM* Houston, TX (acquisition) Amarillo, TX* Sun City, AZ* Cushing, OK* Wagoner, OK* Purcell, OK* San Marcos, TX Albany, GA Seymour, IN* Montgomery, AL* Waco, TX (9/22/05 Approval, 12/15/05 Notified) Total Sites: 44 in FY '04 Total Sites: 59 in FY '05 FY '06 Consolidation Lehi 12/16/05 Logan 2/1/06 Total Sites: 57 in FY '06 * (12) Cap mitigation programs

MARGINS BY SITE SIZE - Q1 FY2006 6 13 17 22 # of Sites Driving towards profitability

IPU Investments in FY2005/FY2006 IPU SITES: RECENT DEVELOPMENT Location Relationship First Patient Houston Triumph Aug-2005 Albuquerque Ardent / Lovelace / Sandia Sep-2005 (acquisition) Evansville Trilogy Feb-2006 Atlanta Emory Feb-2006 Lubbock (not yet announced) Jun-2006 On Track to Breakeven by Year-end

ACQUISITIONS Criteria Strategic - regional platforms Accretive - reasonable valuation multiple Growth potential - underserved markets Geographic footprint - market entry or regional density Fit - culture, operating philosophy Competitive and Cap pressures will impact price

MEDICARE CAP OVERVIEW Initiatives Increased admissions Focus on patient mix Oncology patients Hospital referrals Nurse liaison initiative IPU strategy Leapfrog (ADS) strategy Equilibrium strategy Medicare Cap Expense FY2003A FY2004A FY2005A FY2006F Operating Results 4.7 13.2 6.6 4.9 CMS Incorrect Amnt. Adj. 1.6 Prior Years 1.6 3.7 $4.7 $14.8 $11.9 $4.9 ESTIMATE

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 1Q05 2Q05 3Q05 4Q05 1Q06 ALOS 84 88 91 104 108 114 130 114 117 113 106 115 MLOS 22 26 27 32 33 33 37 31 28 31 33 34 CAP MANAGEMENT: KEY METRICS ___________________________ 1. Includes impact of discharging patients in Indiana upon switching sites; without impact: ALOS=110, MLOS=33 (1) Average Length of Stay

HIGH QUALITY CARE Balanced Scorecard with Quality metrics Web-based, daily, operational scorecards Improving site-level education and support (20) dedicated, field based Quality advisors New VP of Patient Care Services Improving quality survey results and collaborative efforts Internal - "white glove" audits NHPCO - participating in development of quality outcomes metrics Decertification action in Indianapolis / Terre Haute unrelated to patient care issues

Governor's office, ISDH, and Regional CMS Receptive Approved requests to submit for separate Terre Haute provider number and to move Bloomington number to Indianapolis Rebuilding management team Terre Haute: reasonable assurance underway; estimate survey and recertification before 3/31/2006 Indianapolis / Bloomington Continuing site education / training in Indianapolis (Indiana) Re-survey pending Expect to resume Indianapolis patient admissions by 3/31/2006 INDIANA SITES: INITIATIVES UNDERWAY

FINANCIAL RESULTS - KEY DRIVERS Pre-Tax Impact FY2005A Q1 FY06 Actions Cap Exposure ($11.9m) ($1.2m)EST. Focus 4/2 Utah Programs ($1.7m) ($0.1m) Consolidation and Equilibrium (15) Leapfrogs ($1.5m) $0.1m Drive to Profitable census (4) IN Programs $5.1m ($0.6m) New mgmt. / Survey Ready Full impact of IN decertification will occur in Q2 FY06, resulting in forecast for Q2 loss

FINANCIAL HIGHLIGHTS Balance Sheet Cap accrual of $13.2M, as of 12/31/05 Reflects 2004 assessment being paid in full 2005 assessment pending Resources committed to Cap management: Training and expansion of marketing staff, sales managers, hospital liaisons, admission coordinators New site and IPU development

FINANCIAL SUMMARY: INCOME STATEMENT HIGHLIGHTS * Includes Cap-based contra-Revenue of $11.9M and $17.9M, respectively

BALANCE SHEET STATISTICS: First Quarter FY2006 Assets Liabilities and Stockholders' Equity

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